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                                                                    Exhibit 32.1


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                                     OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the Quarterly Report on Form 10-Q of Aware, Inc. (the "Company") for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael A. Tzannes                                /s/ Robert J. Weiskopf
----------------------                                ----------------------
Chief Executive Officer                               Chief Financial Officer


Date: November 4, 2005                                Date: November 4, 2005


     The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.



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